UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2004

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-27444	75-2560895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3232 McKinney Avenue

Suite 1000

Dallas, Texas 75204

(Address of principal executive offices)

(214) 740-6500

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release issued by the Registrant on April 23, 2004.

Item 12. Results of Operations and Financial Condition.

On April 23, 2004, the Registrant issued a press release announcing the settlement of a previously disclosed pending legal matter with Mattel, Inc. and setting forth its anticipated impact on the Registrant’s results of operations for the first quarter of fiscal 2004. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2004

SOURCECORP, INCORPORATED

By:	/s/ ED H. BOWMAN, JR.
Ed H. Bowman, Jr. President and Chief Executive Officer

INDEX TO EXHIBITS

Item Number	Description
99.1	Press release issued by the Registrant on April 23, 2004.

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